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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               SEPTEMBER 26, 2001

                Date of Report (Date of earliest event reported)

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                              SONUS NETWORKS, INC.

             (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                      000-30229               04-3387074
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)


                 5 CARLISLE ROAD, WESTFORD, MASSACHUSETTS 01886

               (Address of Principal Executive Offices) (Zip Code)


                                 (978) 692-8999

              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

         A copy of Sonus' press release, dated September 26, 2001, which provides an update on Sonus' business and financial outlook for the third and fourth quarters of fiscal 2001, is attached as Exhibit 99.1 hereto and incorporated by reference herein.

         The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about Sonus' business contained in the press release are "forward-looking" rather than "historic." The press release also states that these and other risks relating to Sonus' business are set forth in the documents filed by Sonus with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS

99.1 Press release of September 26, 2001 updating business and financial outlook for 3(rd) and 4(th) quarters of fiscal 2001.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2001     SONUS NETWORKS, INC.

                             By: /s/ Stephen J. Nill
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                                 Stephen J. Nill
                                 Chief Financial Officer, Vice President of
                                 Finance and Administration and Treasurer
                                 (Principal Financial and Accounting Officer)